UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
February 26, 2013

EVCARCO, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

333-158293	26-3526039
(Commission File Number)	(IRS Employer Identification No.)

7703 Sand St Fort Worth, TX	76118
(Address of Principal Executive Offices)	(Zip Code)

817-595-0710

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On February 26, 2013, we completed the acquisition of 75% of the outstanding common  stock of American Rodsmiths, Inc.  (“ARS”) pursuant to the Share Exchange Agreement by and among EVCARCO, Inc.. (“we”, “us” or the “Company”), ARS and its shareholders dated February 11, 2013 (the “Agreement”).

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

On February 28, 2013, pursuant to the Agreement, we issued a total of 40,000,000 shares of our common stock, par value $0.001, pro rata, to the shareholders of ARS in exchange for 75% of ARS’s common stock,

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1	Share Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVCARCO, INC.

Date: February 26, 2013	By:	/s/ Gary Easterwood
Name: Gary Easterwood
Title: CEO

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